UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 Current Report

                                 Amendment No. 2

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of Earliest event reported): November 30, 2004

                           Commission File No. 0-5014

                                AEROTELESIS INC.
                                 ---------------
                 (Name of Small Business Issuer in its charter)

         Delaware                                       95-2554669
         --------                                       ----------
(State or other jurisdiction of                        (IRS Employer
incorporation or organization)                      Identification Number)

             1554 S. Sepulveda Blvd. Suite 118, Los Angeles CA 90025
             -------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

Issuer's telephone number:  (310) 235-1727

Item 9.01. Financial Statements and Exhibits.

     99.a  (a) Letter from Joseph Gutierrez.


                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

December 3, 2004                            AEROTELESIS INC.


                                            /s/ Joseph Gutierrez
                                            --------------------
                                            Joseph Gutierrez, President